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                                                                    Exhibit 24.2


                        POWER OF ATTORNEY AND SIGNATURES

     KNOW ALL PERSONS BY THESE PRESENTS THAT each person whose signature appears below hereby constitutes and appoints Raymond J. Spencer and William F. Weissman as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the registration statement on form S-1, and any registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying, and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

          Signature                     Title                                   Date
          ---------                     -----                                   ----
                                   Chairman of the Board and Chief
---------------------------------  Executive Officer (principal
     Raymond J. Spencer            executive officer)


                                   Vice President and Chief Financial
---------------------------------  Officer (principal accounting and
     William F. Weissman           financial officer)

     /s/ Donald R. Caldwell        Director                                October 28, 2004
---------------------------------
     Donald R. Caldwell

                                   Director
---------------------------------
     Cyprian D'Souza

                                   Director
---------------------------------
     Mark L. Gordon

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
                                   Director
---------------------------------
     Kenneth M. Harvey

                                   Director
---------------------------------
     B. Douglas Morriss

                                   Director
---------------------------------
     Michael E. Mikolajczyk